MANNING & NAPIER FUND, INC.

(the “Fund”)

Disciplined Value Series – Class S and I

(the “Series”)

Supplement dated March 12, 2018 to the Prospectus for the Series dated March 1, 2018

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

1.	Jeffrey M. Tyburski, CFA, has resigned as a member of the Series’ Portfolio Management Team. Accordingly, all references to Mr. Tyburski in the Prospectus are hereby deleted.

2.	Alex Gurevich has been added to the Series’ portfolio management team. Accordingly, the Prospectus is hereby supplemented and revised as follows:

a)	The following information is hereby added to the “Portfolio Managers” summary section:

Alex Gurevich, CFA®

Junior Analyst, has managed the Series since 2018.

b)	The following information is hereby added to the “Portfolio Managers” sub-section in the “Management” section:

Alex Gurevich, CFA®, Junior Analyst

Joined the Advisor in 2007. Junior Analyst since 2017. Previous positions held in the last five years: Director, Manager Analytics, 2013 – 2017; Investment Consultant, 2012 – 2013. Member of the following Portfolio Management Team: Disciplined Value Series (since 2018).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp MDFSX 03/12/2018